INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2025

- **Key Portfolio Metrics & Investment Approach**
- Philosophy & Process
- Performance & New Investments
- Direct Lending Environment & Outlook
- Performance Summary
- Important Information

Portfolio Performance & Characteristics

Focused on generating current income and an attractive risk-adjusted return

Distribution Rate[1]	Annualized Return Inception to Date[2]	First Lien Senior Secured	Floating Rate Investments
10.2%	11.7%	99%	100%

Investment Approach

- Fidelity Private Credit Fund seeks to generate attractive current income by originating *senior secured* loans to privately-owned companies.
- We focus on direct lending to private-equity owned, middle market companies with a strong cash flow profile and attractive growth prospects.
- Senior secured loans are positioned in the most protected level of the capital structure, potentially mitigating risk of loss.
- These loans have floating interest rates, also potentially reducing price volatility.

Illustrative Capital Structure for a Borrower


First
Priority of Payments
Last
Fidelity Direct Lending Focus
Senior Secured Debt
Unsecured & Junior Capital
Common Equity
Higher
Protection Against Loss
Lower

Portfolio Credit Metrics

Loan to Value	Senior Leverage	Interest Coverage	Yield to Average
38%	4.2X	2.3X	10.5%

Information provided herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any security or for any investment advisory service. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus.**This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering.** No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

All portfolio data shown as of 3/31/25. [1]Annualized distribution rate is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value. We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. The Fund will post notices regarding distributions subject to Section 19(a) of the investment Company Act of 1940, if applicable. [2]Fund Inception 3/13/2023. While our strategic focus is within the range indicated above, the fund may selectively make investments in companies outside this range. Past performance of an index is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Loan to Value is the average at closing for directly originated loans. Senior Leverage is the current weighted average for directly originated loans. Interest Coverage is the pro-forma trailing 12-month ratio. Yield to Average is the current weighted average of all investments, including directly originated loans and syndicated loans.

Not FDIC Insured ● May Lose Value ● No Bank Guarantee

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Philosophy and Process The broader Private Credit Fund team is led by a senior leadership team that averages more than 20 years of middle market credit experience. We strategically focus on lending to companies in the core and lower-middle markets* while investing opportunistically in the upper-middle market. We prioritize sourcing investments through trusted private equity sponsors, that stand as reliable counterparties, offering experience in managing businesses and conducting high-quality due-diligence on potential investments. We construct the portfolio with investments that undergo a rigorous underwriting process utilizing a bottom-up, fundamental investment approach. We believe that proper loan documentation is important, and we always seek to negotiate effective structural features (covenants) to help protect capital in the event a borrower experiences challenges. *Core and lower-middle market companies are those with earnings generally less than $75M. Earnings is generally defined as Earnings before interest, taxes and depreciation (EBITDA). Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions. Independent Fundamental Due Diligence Underwrite the Owner Work with trusted sponsors who value our relationship; Maintain selectivity and assess track record Underwrite the Company Thorough understanding of operations and ability to generate consistent, stable cash flow ensuring business can stand on its own Underwrite the Industry Deep evaluation of market dynamics impacting industry, including in-depth communication with Fidelity's industry analysts Validate the Investment Thesis Evaluate the sponsor's business plan for growth, analyze deal structure and legal docs and company’s ability to service debt INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2025 Strategic Focus Across the Middle Market Strategic Focus Lower Leverage Higher Material Financial Covenants Documentation Covenant-lite Fragmented Market Competitive Dynamics Concentrated Market Higher Spreads Pricing Lower Spreads High Management Access Limited Lower Middle Market Upper Middle Market Opportunistic Investments Fidelity Direct Lending

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Performance as of 3/31/2025 *Fund Inception 3/13/2023. • Current performance may be higher or lower than that quoted. Visit i.fidelity.com for most recent month-end performance. Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. • Total Net Return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning NAV per share. Returns greater than one year are annualized. All returns are derived from unaudited financial information and are net of all Fidelity Private Credit Fund (the Fund) expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of shares that have been outstanding for less than one year. The Adviser reimbursed a portion of the fund's expenses. Absent such reimbursement, returns would have been lower. Class I does not have upfront placement fees. See the Fund's prospectus for additional fee and expense details. The returns have been prepared using unaudited data and valuations of the underlying investments in the Fund which are estimates of fair value and form the basis for the Fund’s NAV. Valuations based on unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. Selected New Investments INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2025 Premier Dental Products Health Care Equipment & Services Premier Dental is a developer, manufacturer and distributor of branded consumable dental products used by dental professionals for restorative, preventative, and medical applications. Relationships with distributors and end-users are founded on a reputation as a longstanding, well recognized brand known for its consistent quality, inventory availability and strong customer service. Premier Dental has over a century of experience in an industry with recurring and non-deferrable demand drivers. Summit Hill Foods Food & Beverage TIGHITCO is a manufacturer and provider of repair services for engineered composite and sheet metal for the aerospace, defense, industrial, space, and other markets. The company’s proprietary technology, inhouse engineering capabilities and proven reliability as a supplier of high tolerance components enables it to deliver a unique product for highly engineered, demanding applications. TIGHITCO is well positioned in an industry with high barriers to entry, secular growth drivers and consistent, contracted demand. TIGHITCO Capital Goods Summit Hill Foods is a manufacturer of well-known wet-based bouillon products and hot sauces. The company’s unique product offerings, consistent quality and ability to meet demand has led to long-term, entrenched customer relationships with grocery stores, clubs and mass retailers. Summit Hill’s brand recognition and market share position it well to capitalize on the growing trend of health-focused cooking-at-home.

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Direct Lending Environment & Market Outlook The early days of the new administration have introduced heightened uncertainty into the investment landscape, especially regarding tariffs. Given that markets have been shaped by increasing bilateral trade over the past 80 years, there is little precedent to guide us on potential second- and third-order consequences, if any, and their impact on the modern economy. This uncertainty is compounded by the President’s negotiating style, making the likely outcomes and paths even more unclear. However, history has shown that, in turbulent markets, the U.S. economy has typically benefited from its scale, diversity and resilience in absorbing macroeconomic shocks relative to others. Credit can be a safe haven during turbulent markets if the underlying portfolio is sound. The key to being a successful credit investor is obsessing over, “What could go wrong?” before making an investment. This includes considerations ranging from evaluating borrower-specific risk factors to systemic or macroeconomic stress exposure. By assessing these vulnerabilities, our team focuses on companies likely to show greater resilience during times of stress. Even more crucial is how our experience guides us toward capital structures with a proper margin of safety for a prospective investment, should the underlying borrower not perform as expected. This margin of safety includes modest leverage and reasonable loan documentation with real financial covenants to further protect us from the proverbial “unknown unknowns.” Given the growth of the asset class, we suspect that not all credit investors operated in a sound manner and chose to deploy capital – to grow in the new and expansive upper mid-market or to survive as a smaller lender in an increasingly scaled direct lending world – versus making credit by credit investments. As a result, we believe the cracks of dispersion seen among direct lenders in 2024 have the potential to widen, particularly in portfolios with a meaningful portion of loans originated in the “2021 vintage” or before the pandemic. Although this may serve as a painful reminder of the importance of manager selection, we view it positively for the long-term health of the market. Should the ultimate tariff impact, or negotiations thereof, serve as a catalyst for an economic pullback or recession, our portfolios will certainly not be immune. We believe that the majority of our portfolio will be resilient in the face of tariffs or a downturn, despite knowing that beliefs tend to be challenged in the most stressful of times. We gain comfort in our rigorous underwriting process and a diversified investment portfolio, comprised predominantly of first lien, senior secured loans to U.S.-based companies operating with modest levels of leverage that offer non-deferrable services or have business models not meaningfully impacted by imports. Hopefully, you gain comfort in the fact that, if our assumptions are incorrect, the majority of our loans have reasonable loan documentation and real financial covenants that, when combined with our teams’ substantial experience, should allow us to weather any economic storm and deliver you an acceptable return relative to the market and competitors. While each stress episode is unique, the formula for successful outcome is much less variable. We acknowledge that we may not be perfect in our execution, but we will strive to be, as we understand that investment discipline plays a crucial role in determining how well managers and their portfolios emerge from times of stress like these. Senior Investment Leadership Team Therese Icuss Managing Director Co-Lead Portfolio Manager David Gaito Head of Direct Lending Co-Lead Portfolio Manager Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions. Jeffrey Scott Managing Director Co-Lead Portfolio Manager INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2025

INVESTMENT STRATEGY QUARTERLY
Fidelity Private Credit Fund
Q1 2025

Key Portfolio Metrics & Investment Approach
Philosophy & Process
Performance & New Investments
Direct Lending Environment & Outlook
Performance Summary
Important Information

Performance Summary as of 3/31/25

TOTAL NET RETURN (%)

Share Class		1-Month	3-month	YTD	1-Yr	3-Yr	5-Yr	Since Inception
Class I		**0.08%**	**1.72%**	**1.72%**	**10.23%**	**-**	**-**	**11.68%[2]**
Class S	No Upfront Placement Fee	**-0.07%**	**1.42%**	**1.42%**	**9.21%**	**-**	**-**	**10.04%[3]**
	With Upfront Placement Fee[1]	**-3.57%**	**-2.13%**	**-2.13%**	**5.38%**	**-**	**-**	**7.31%[3]**
Class D	No Upfront Placement Fee	**0.06%**	**1.65%**	**1.65%**	**9.95%**	**-**	**-**	**10.76%[3]**
	With Upfront Placement Fee[1]	**-1.44%**	**0.13%**	**0.13%**	**8.30%**	**-**	**-**	**9.58%[3]**

MONTHLY TOTAL NET RETURN (%)

		JAN	FEB	MAR	APR	MAY	JUN	JUL	AUG	SEP	OCT	NOV	DEC
Class I	**2025**	**1.11%**	**0.52%**	**0.08%**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	2024	**0.86%**	**1.24%**	**0.30%**	**1.07%**	**1.05%**	**0.69%**	**0.66%**	**0.53%**	**0.95%**	**1.19%**	**1.19%**	**0.74%**
	2023	**-**	**-**	**1.26%**	**0.63%**	**0.66%**	**1.14%**	**0.83%**	**1.11%**	**1.32%**	**0.92%**	**0.93%**	**1.81%**
Class S (No Upfront Placement Fee)	**2025**	**1.03%**	**0.45%**	**-0.07%**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	2024	**0.79%**	**1.17%**	**0.22%**	**1.00%**	**0.98%**	**0.62%**	**0.58%**	**0.46%**	**0.88%**	**1.12%**	**1.12%**	**0.67%**
	2023	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**0.85%**	**1.74%**
Class D (No Upfront Placement Fee)	**2025**	**1.08%**	**0.50%**	**0.06%**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
	2024	**0.84%**	**1.22%**	**0.27%**	**1.05%**	**1.03%**	**0.67%**	**0.64%**	**0.51%**	**0.93%**	**1.17%**	**1.17%**	**0.72%**
	2023	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**0.90%**	**1.79%**

Past performance is no guarantee of future results. The statements and opinions are subject to change at any time, based on markets and other conditions.

All portfolio data shown as of 3/31/2025. [1]Fund Inception 3/13/2023. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Interest coverage is the pro-forma trailing 12-month ratio. [2]Assumes the maximum amount of upfront placement fees that selling agents may charge (1.5% Class D and 3.5% for Class S). [3]Class Inception 11/1/2023.

Key Portfolio Metrics & Investment Approach Philosophy & Process Performance & New Investments Direct Lending Environment & Outlook Performance Summary Important Information Important Information Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable. This material does not take into account a client’s particular investment objectives, financial situations, or needs and is not intended as a recommendation, offer, or solicitation for the purchase or sale of any product, security, or investment strategy. Nothing discussed or suggested in these materials should be construed as permission to supersede or circumvent any of your specific firm’s policies, procedures, rules, and guidelines. Views expressed are through the end of the period stated and do not necessarily represent the views of Fidelity, its affiliates, or any non-Fidelity entity distributing this material. Views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund. The securities mentioned are not necessarily holdings invested in by the portfolio manager(s) or FMR LLC. References to specific company securities should not be construed as recommendations or investment advice. In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation, credit, and default risks for both issuers and counterparties. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks, all of which are magnified in emerging markets. Lower-quality bonds can be more volatile and have greater risk of default than higher-quality bonds. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) that may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Diversification does not ensure a profit or guarantee against a loss. Not NCUA or NCUSIF insured. May lose value. No credit union guarantee. © Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its affiliates; (2) may not be copied or distributed; (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar is a registered trademark of Morningstar, Inc., and is not affiliated with Fidelity Investments. Fidelity does not review the Morningstar data. For mutual fund performance information, you should check the fund’s current prospectus for the most up-to-date information concerning applicable loads, fees, and expenses. Fidelity Investments is an independent entity and is not affiliated with any non-Fidelity entities distributing this material. Third-party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliated company. This material must be preceded or accompanied by a current Fund prospectus. Please read it carefully before investing. INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2025

Risk Factors Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. There is no assurance that we will achieve our investment objective. An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. We use leverage, which will magnify the potential for loss on amounts invested in us. We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Fidelity Private Credit Fund is managed by Fidelity Diversified Solutions LLC, a registered investment adviser, and is offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. FIDELITY BROKERAGE SERVICES LLC, 900 SALEM STREET, SMITHFIELD, RI 02917 FIDELITY DISTRIBUTORS COMPANY LLC, 500 SALEM STREET, SMITHFIELD, RI 02917 1.9912558.104 1140231.5.1 INVESTMENT STRATEGY QUARTERLY Fidelity Private Credit Fund Q1 2025